UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 17, 2006

                          CELL POWER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

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         FLORIDA                  0-50062                59-1082273
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     (State or other      (Commission File Number)      (IRS Employer
      jurisdiction                                   Identification No.)
    of incorporation)
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              1428 36TH STREET, SUITE 205, BROOKLYN, NEW YORK 11218
          (Address of principal executive offices, including Zip Code)

                                 (718) 436-7931
              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Cell Power Technologies, Inc. (the "Company") has entered into an Agreement and Plan of Merger dated as of March 17, 2005 (the "Merger Agreement") with Portagy Acquisition Corp., a Florida corporation and the wholly-owned subsidiary of the Company (the "Acquisition Sub"), and Portagy Corp., a Delaware corporation ("Portagy"), pursuant to which pursuant to which the Acquisition Sub will merge into Portagy in a reverse triangular merger (the "Merger") pursuant to Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended. The Merger Agreement provides that, in consideration of the Merger, the Company will issue (i) 12,846,983 shares of its common stock in exchange for all of the issued and outstanding shares of Portagy and (ii) 1,213,888 options and 8,244,315 warrants to purchase its common stock in exchange for all of the outstanding options and warrants of Portagy.

      The Merger Agreement provides that consummation of the Merger is conditional upon the satisfaction of a number of conditions including (i) the cancellation of 9,000,000 shares of the Company's common stock currently outstanding and (ii) the reverse split of each outstanding share of the Company's common stock on a one for six basis. In connection with the Merger, the Company will offer to exchange up to an additional 2,945,560 shares of its common stock currently held by certain investors for convertible promissory notes on terms and conditions to be approved by Portagy (the "Exchange Offer"). Upon the effectiveness of the Merger, Portagy will become a wholly-owned subsidiary of the Company and the current shareholders of Portagy will own 78% of the Company's common stock then outstanding and 75% of the Company's common stock on a fully diluted basis (assuming that all 2,945,560 shares of common stock are exchanged in the Exchange Offer). The Merger is expected to be treated for accounting purposes as a reverse acquisition.

      The Merger Agreement may be terminated by the Company or Portagy at any time before the effective time of the Merger upon the occurrence of certain events specified in the Merger Agreement. The Merger Agreement originally provided that it could be terminated by either party if the effective time of the Merger did not occur on or before March 31, 2006, unless the Company and Portagy agreed to extend that date. On March 28, 2006, the Company, the Acquisition Sub and Portagy entered in to an amendment to the Merger Agreement providing that the Merger Agreement may terminated by the Company or Portagy if the effective time of the Merger does not occur on or before April 30, 2006, unless the Company and Portagy agreed to extend that date.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

None.

(b) Pro Forma Financial Information

None.


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(c) Exhibits

None.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2006               By:  /s/ Jacob Herskovits
                                         --------------------
                                         Jacob Herskovits
                                         President and Chief Executive Officer